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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): APRIL 18, 2002
                                                         --------------



                     Premier Development & Investment, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
-----------------------       ----------------------     ---------------------
(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


            504 Beebe Ct., Frderick, Maryland                   21703
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 784-3442
                                                          --------------

ITEM 5.     OTHER EVENTS.
------     ------------

     The Annual Meeting of Shareholders was held on March 22, 2002. Of the 5,350,000 eligible votes, 4,873,655 were cast in person and by proxy. The shareholders approved the following items.

     1.   For  the  election  of  the  following  persons  as  Directors:
           - Eric R. Boyer, number of votes cast for: 4,873,655; votes cast against: none.

           - Victoria Z. Carlton, number of votes cast for: 4,873,655; votes cast against: none.

           - Andrew L. Jones, number of votes cast for: 4,873,655; votes cast against: none.

     2. To ratify Baumann, Raymando & Co., PA as the Company's independent auditor for the fiscal year ending December 31, 2002, number of votes cast for: 4,873,655; votes cast against: none.

     Subsequent to the Annual Meeting of Shareholders, the newly elected Board of Directors conducted their first meeting on April 12, 2002 and duly qualified and appointed Eric R. Boyer to the positions of President and Chief Executive Officer; Victoria Z. Carlton to the positions of Treasurer and Secretary; and Andrew L. Jones to the position of Chairman.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PREMIER DEVELOPMENT & INVESTMENT, INC.
                                  --------------------------------------
                                  (Registrant)



Date: April 18, 2002              /s/ Eric R. Boyer
                                  --------------------------------------
                                  Eric R. Boyer
                                  President and Chief Executive Officer